ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Detail) - Schedule of Accounts Payable And Accrued Liabilities - USD ($)	Jul. 31, 2017	Apr. 30, 2017	Apr. 30, 2016
Payables and Accruals [Abstract]
Trade payables	$ 327,118	$ 265,116	$ 307,316
Amounts due to related parties	198,844	197,954	189,501
Interest payable on promissory notes and second promissory notes	318,694	705,536	526,320
Total accounts payable and accrued liabilities	$ 844,656	$ 1,168,606	$ 1,023,137